SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                               February 25, 1998
                Date of Report (Date of Earliest Event Reported)


  PaineWebber Mortgage Acceptance Corporation IV (as depositor under the Sale and Servicing Agreement, dated as of October 1, 1997, relating to the DiTech Home Loan Owner Trust 1997-1, Home Loan Asset Backed Notes, Series
                                    1997-1)


                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV
             (Exact Name of Registrant as Specified in Its Charter)



           Delaware                      333-35653              06-1204982
   (State or Other Jurisdiction       (Commission File       (I.R.S. Employer
        of Incorporation)                 Number)           Identification No.)



                1285 Avenue of the Americas, New York, NY 10019
                    (Address of Principal Executive Offices)

                                 (212) 713-2000
                        (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.     OTHER EVENTS

            PaineWebber Mortgage Acceptance Corporation IV (the "Registrant") has previously registered the offer and sale of the Home Loan Asset Backed Notes, Series 1997-1 (the "Notes") issued by DiTech Home Loan Owner Trust 1997-1.


            The following exhibits which relate specifically to the Notes are included with this Current Report:

Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
            INFORMATION AND EXHIBITS

    (c)     Exhibits

            99.1    Monthly Payment Date Statement distributed to
                    Noteholders for the November 17, 1997 payment date.

            99.2    Monthly Payment Date Statement distributed to
                    Noteholders for the December 15, 1997 payment date.

            99.3    Monthly Payment Date Statement distributed to
                    Noteholders for the January 15, 1998 payment date.

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 25, 1998



                                    PAINEWEBBER MORTGAGE
                                    ACCEPTANCE CORPORATION IV


                                    By: /s/Barbara J. Dawson
                                       ---------------------
                                         Barbara J. Dawson

                                 EXHIBIT INDEX


Exhibit Number                Description
--------------                -----------

    99.1           Monthly Payment Date Statement distributed to
                   Noteholders for the November 17, 1997 payment date.

    99.2           Monthly Payment Date Statement distributed to
                   Noteholders for the December 15, 1997 payment date.

    99.3           Monthly Payment Date Statement distributed to
                   Noteholders for the January 15, 1998 payment date.